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                                                                   Exhibit 10.32

                                    AMENDMENT

         This Amendment to Consulting and Marketing License Agreement is entered into as of the 18th day of June, 2003 by and between Mark Neuhaus (the "Consultant") and DNAPrint genomics, Inc. (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto are parties to a Consulting and Marketing License Agreement dated on or about November 8, 2001 (the "Agreement"); and

         WHEREAS, the parties have agreed to certain modifications of the Agreement; and

         WHEREAS, the parties desire to memorialize the modifications in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

         1. Capitalized terms used herein but not defined herein shall have the meanings given to those terms in the Agreement.

         2. The term of the Agreement and the term of the options associated therewith are hereby amended to extend such dates through November 8, 2004.

         3. Except as explicitly modified herein, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          DNAPrint genomics, Inc.



                                          By:
                                             ----------------------------------



                                          -------------------------------------
                                          Mark Neuhaus